Employee Defined Contribution Plan	12 Months Ended
Dec. 31, 2017
Retirement Benefits [Abstract]
Employee Defined Contribution Plan

14.    EMPLOYEE DEFINED CONTRIBUTION PLAN

Full time employees of the Group in the PRC participate in a government mandated multi-employer defined contribution plan pursuant to which certain pension benefits, medical care, unemployment insurance, employee housing fund and other welfare benefits are provided to employees. Chinese labor regulations require that the Group make contributions to the government for these benefits based on certain percentages of the employees’ salaries. The Company has no legal obligation for the benefits beyond the contributions. The total amounts for such employee benefits, which were expensed as incurred, were RMB2.2 billion, RMB2.3 billion and RMB2.6 billion (US$402 million) for the years ended December 31, 2015, 2016 and 2017, respectively.